UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 05, 2025

CTS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4925 Indiana Avenue
Lisle, Illinois		60532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 577-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CTS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 5, 2025, the Board of Directors (the “Board”) of CTS Corporation (the “Company”) increased the size of its board from seven to eight members, and elected Kimberly MacKay to fill the resulting vacancy.

Ms. MacKay currently serves as SVP, General Counsel and Corporate Secretary of West Pharmaceutical Services, Inc. Ms. MacKay is also a member of the Board of the Community Foundation of New Jersey, and the Compliance, Audit and Risk Committee for BAYADA Home Health Care. As a non-employee director, Ms. MacKay will receive compensation in the same manner as the Company’s other non-employee directors, which compensation the Company previously disclosed in its Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 28, 2025. Ms. MacKay will serve as a member of the Nominating, Governance and Sustainability Committee and Technology and Transactions Committee of the Board.

There are no arrangements or understandings between Ms. MacKay and any other persons pursuant to which she was selected as a director. In addition, there are no related person transactions between Ms. MacKay and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Company will enter into an Indemnification Agreement with Ms. MacKay, the form of which was previously disclosed on Exhibit 10.1 on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 18, 2015.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release related to Ms. MacKay’s election is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Description

99.1 Press Release issued by CTS Corporation on November 6, 2025

104 Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 6, 2025	By:	/s/ Mark Pacioni
Mark Pacioni, Vice President, Chief Legal and Administrative Officer and Secretary